Registration No. 2-96546
                                                                     Rule 497(e)

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                                 JPMORGAN FUNDS


                CONNECTICUT DAILY TAX FREE INCOME FUND, INC. AND
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                       J.P. Morgan Select Class of Shares
            Distributed through JPMorgan Distribution Services, Inc.


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                         SUPPLEMENT DATED APRIL 20, 2006
                      TO THE PROSPECTUS DATED MAY 31, 2005

     Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. (each a "Fund" and collectively, the "Funds") will discontinue sales of the J.P. Morgan Select Class of Shares to new investors at the close of business (4:00 p.m. Eastern time) on May 1, 2006. Existing shareholders of the J.P. Morgan Select Class of Shares of the Funds as of May 1, 2006 may continue to invest in the J.P. Morgan Select Class of Shares of the Funds after that date. The Funds will also continue to accept reinvestments of dividends and capital gains distributions after May 1, 2006, with respect to accounts of existing shareholders who elect such options.

     Effective at the close of business (4:00 p.m. Eastern time) on October 2, 2006, the Funds will discontinue sales of the J.P. Morgan Select Class of Shares to all investors, including existing shareholders of the Funds, except that the Funds will continue to accept reinvestments of dividends and capital gains distributions. The closing of the J.P. Morgan Select Class of Shares does not restrict shareholders from selling shares of the Funds.

     The Funds reserve the right to reopen the J.P. Morgan Select Class of Shares to investors at any time.











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